UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A

_____________________

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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EVe Mobility Acquisition Corp
(Name of Registrant as Specified In Its Charter)

Not Applicable

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EVE MOBILITY ACQUISITION CORP
4001 Kennett Pike, Suite 302
Wilmington, DE 19807

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS OF
EVE MOBILITY ACQUISITION CORP

Dear Shareholders of EVe Mobility Acquisition Corp:

You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of EVe Mobility Acquisition Corp, a Cayman Islands exempted company (the “Company,” “EVe,” “we,” “us” or “our”), to be held on June 14, 2023, at 11:00 a.m., Pacific Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/evemobility/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP. The accompanying proxy statement is dated May 16, 2023, and is first being mailed to shareholders of the Company on or about May 17, 2023.

Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

(a)     as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Part 1 of Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) or (2) (i) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) included as part of the units sold in the Company’s initial public offering that was consummated on December 17, 2021 (the “IPO”), from June 17, 2023 to December 17, 2023 (the “Extended Date”) and to allow the board of directors of the Company (the “Board”), without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to six times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to June 17, 2024 (the “Additional Extension Date” and together with the Extended Date the “Extension” and such proposal, the “Extension Proposal”);

(b)    as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Part 2 of Annex A of the accompanying proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Charter the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation;

(c)    as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Part 3 of Annex A of the accompanying proxy statement to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share, of the Company (“Class B Ordinary Shares”), to convert such Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder (the “Optional Conversion Amendment” and such proposal, the “Optional Conversion Amendment Proposal”); and

(d)    as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Each of the Extension Proposal, the Redemption Limitation Amendment Proposal, the Optional Conversion Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE EXTENSION PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL, THE OPTIONAL CONVERSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Proposal is to allow the Company more time to complete an initial business combination. The Charter provides that the Company has until June 17, 2023 to complete an initial business combination. While the Company is currently evaluating several initial business combination opportunities, the Board has determined that there may not be sufficient time before June 17, 2023 to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to the Extended Date or the Additional Extension Date, as applicable.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, the Company will not proceed with the Extension if redemptions of its public shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate an initial business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of an initial business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the Charter would prevent the Company from being able to consummate such initial business combination even if all other conditions to closing are met.

The purpose of the Optional Conversion Amendment Proposal is to provide holders of Class B Ordinary Shares with the flexibility to assist the Company in meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the Extension and the consummation of the Company’s initial business combination. This flexibility may also aid the Company in retaining investors. If the Extension Proposal and the Optional Conversion Amendment Proposal are approved, EVe Mobility Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), has informed the Company that it may convert a portion of the Class B Ordinary Shares held by it into Class A Ordinary Shares prior to any redemption described below.

Notwithstanding the conversion, holders of Class B Ordinary Shares will not be entitled to receive any monies held in the Trust Account (as defined below) as a result of such holder’s ownership of Class A Ordinary Shares held as a result of such holder’s conversion election.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, if the Company determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

In connection with the Extension, holders of public shares (“public shareholders”) may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal or if they vote at all. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of an initial business combination, if and when such initial business combination is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

Based upon the amount held in the Trust Account as of March 31, 2023, which was $261,423,565, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.46 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on March 31, 2023, was $10.44. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if either of the Extension Proposal or the Redemption Limitation Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     hold public shares or, if you hold public shares as part of units, elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on June 12, 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”). In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by June 17, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Cayman Islands Companies Act (as amended) (the “Companies Act”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the public warrants, which will expire worthless if the Company fails to complete an initial business combination by June 17, 2023 or by the applicable deadline as may be extended.

Approval of each of the Extension Proposal, the Redemption Limitation Amendment Proposal and the Optional Conversion Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

The Board has fixed the close of business on May 8, 2023, as the record date for the Extraordinary General Meeting. Only shareholders of record on May 8, 2023 are entitled to notice of and to vote at the Extraordinary General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable. If an initial business combination is not consummated by the Extended Date or the Additional Extension Date, as applicable, assuming the Extension is implemented, and the Company does not obtain an additional extension, the Company will redeem its public shares.

All of the Company’s shareholders are cordially invited to attend the Extraordinary General Meeting via the Internet at https://www.cstproxy.com/evemobility/2023. To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.

If you have any questions or need assistance voting your ordinary shares, please contact Morrow Sodali LLC, the Company’s proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing EVE.info@investor.morrowsodali.com.

On behalf of the Board, the Company would like to thank you for your support of EVe Mobility Acquisition Corp.

May 16, 2023

By Order of the Board,

/s/ Scott Painter
Scott Painter
Chief Executive Officer and
Chairman of the Board of Directors

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the Extension Proposal, the Redemption Limitation Amendment Proposal, the Optional Conversion Amendment Proposal and, if presented at the Extraordinary General Meeting, the Adjournment Proposal.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) DELIVER YOUR CLASS A ORDINARY SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IN ORDER TO VALIDLY REDEEM YOUR PUBLIC SHARES, YOU MUST IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND TO THE TRANSFER AGENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT AND TO IDENTIFY YOU AS THE BENEFICIAL HOLDER IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated May 16, 2023
and is first being mailed to the Company’s shareholders with the form of proxy on or about May 17, 2023.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Company’s board of directors (the “Board”) to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

EVe Mobility Acquisition Corp
4001 Kennett Pike, Suite 302
Wilmington, DE 19807

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON June 14, 2023

Dear Shareholders of EVe Mobility Acquisition Corp:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of EVe Mobility Acquisition Corp, a Cayman Islands exempted company (the “Company”), will be held on June 14, 2023, at 11:00 a.m., Pacific Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/evemobility/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Part 1 of Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) or (2) (i) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) included as part of the units sold in the Company’s initial public offering that was consummated on December 17, 2021 (the “IPO”), from June 17, 2023 to December 17, 2023 (the “Extended Date”) and to allow the Board, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to six times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to June 17, 2024 (the “Additional Extension Date” and together with the Extended Date the “Extension” and such proposal, the “Extension Proposal”);

2.      Proposal No. 2 — The Redemption Limitation Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Part 2 of Annex A of the accompanying proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Charter the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.      Proposal No. 3 — The Optional Conversion Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Part 3 of Annex A of the accompanying proxy statement to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share, of the Company (“Class B Ordinary Shares”), to convert such Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder (the “Optional Conversion Amendment” and such proposal, the “Optional Conversion Amendment Proposal”); and

4.      Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

The above matters are more fully described in the accompanying proxy statement. The Company urges you to read carefully the accompanying proxy statement in its entirety.

The purpose of the Extension Proposal is to allow the Company more time to complete an initial business combination. The Charter provides that the Company has until June 17, 2023 to complete an initial business combination. While the Company is currently evaluating several initial business combination opportunities, the Board has determined that there may not be sufficient time before June 17, 2023 to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to the Extended Date or the Additional Extension Date, as applicable.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, the Company will not proceed with the Extension if redemptions of its public shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate an initial business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of an initial business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the Charter would prevent the Company from being able to consummate such initial business combination even if all other conditions to closing are met.

The purpose of the Optional Conversion Amendment Proposal is to provide holders of Class B Ordinary Shares with the flexibility to assist the Company in meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the Extension and the consummation of the Company’s initial business combination. This flexibility may also aid the Company in retaining investors. If the Extension Proposal and the Optional Conversion Amendment Proposal are approved, EVe Mobility Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), has informed the Company that it may convert a portion of the Class B Ordinary Shares held by it into Class A Ordinary Shares prior to any redemption described below.

Notwithstanding the conversion, holders of Class B Ordinary Shares will not be entitled to receive any monies held in the Trust Account (as defined below) as a result of such holder’s ownership of Class A Ordinary Shares held as a result of such holder’s conversion election.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, if the Company determines that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Approval of each of the Extension Proposal, the Redemption Limitation Amendment Proposal and the Optional Conversion Amendment Proposal requires a special resolution under the Cayman Islands Companies Act (as amended) (the “Companies Act”), being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

In connection with the Extension, holders of public shares (“public shareholders”) may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. If the Extension Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of an initial business combination, if and when such initial business combination is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such shareholder’s public shares for cash if either of the Extension Proposal or the Redemption Limitation Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     hold public shares or, if you hold public shares through units, you elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on June 12, 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company. In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of the Company’s units must elect to separate such units into the underlying public shares and public warrants prior to exercising their redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares if they vote for or against the Extension Proposal and/or the Redemption Limitation Amendment Proposal or do not vote at all at the Extraordinary General Meeting.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by June 17, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the

Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares or Private Placement Units (as defined below), or any Class A Ordinary Shares issued upon conversion of Class B Ordinary Shares in accordance with the Optional Conversion Amendment, in the event the Optional Conversion Amendment is implemented, held by it or them, as applicable, if the Company fails to complete an initial business combination by June 17, 2023, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares, except for any Class A Ordinary Shares issued upon conversion of Class B Ordinary Shares in accordance with the Optional Conversion Amendment, if implemented, they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete an initial business combination by June 17, 2023 or by the applicable deadline as may be extended.

If the Company liquidates, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor does it apply to any claims under the Company’s indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The per-share liquidation price for the public shares is anticipated to be approximately $10.46 (based on the amount held in the Trust Account as of March 31, 2023). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.20 due to unforeseen claims of potential creditors.

If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date or the Additional Extension Date, as applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination, if and when submitted to a vote of shareholders, through the Extended Date or the Additional Extension Date, as applicable, if the Extension Proposal is approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the $261,423,565 that was in the Trust Account as of March 31, 2023. In such an event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on May 8, 2023 are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were 34,473,333 Ordinary Shares issued and outstanding, including 26,140,000 Class A Ordinary Shares (including 25,000,000 Class A Ordinary Shares issued in connection with the IPO and 1,140,000 Class A Ordinary Shares held in the aggregate by the Sponsor and Cantor Fitzgerald & Co. through private placement units (the “Private Placement Units”) purchased simultaneously with the consummation of the IPO, such Private Placement Units being comprised of one Class A Ordinary Share and one-half of one redeemable warrant) and 8,333,333 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the Extension Proposal, the Redemption Limitation Amendment Proposal or, if presented, the Adjournment Proposal.

Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, the Company’s proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing EVE.info@investor.morrowsodali.com.

By Order of the Board,

/s/ Scott Painter
Scott Painter
Chief Executive Officer and
Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON JUNE 14, 2023

This Notice of Extraordinary General Meeting and Proxy Statement are available at
https://www.cstproxy.com/evemobility/2023.

i

EVE MOBILITY ACQUISITION CORP
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at 11:00 a.m., Pacific Time, on June 14, 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the extraordinary general meeting of EVe Mobility Acquisition Corp, a Cayman Islands exempted company (the “Company,” “EVe,” “we,” “us” or “our”), and any postponements, adjournments or continuations thereof (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held on June 14, 2023, at 11:00 a.m., Pacific Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/evemobility/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact, included in this proxy statement including, without limitation, regarding the Company’s financial position and business strategy, an initial business combination (as defined below), the plans and objectives of management for future operations and a possible extension, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, you should carefully consider the section in this proxy statement entitled “Risk Factors” and refer to the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 14, 2023, and elsewhere in the Company’s filings with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Extraordinary General Meeting to be held in person or virtually on June 14, 2023, or at any adjournments or postponement thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

The Company is a blank check company incorporated on March 23, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”).

On April 7, 2021, EVe Mobility Sponsor LLC (the “Sponsor”) purchased an aggregate of 7,187,500 Class B ordinary shares, par value $0.0001, of the Company (“Class B Ordinary Shares”), for an aggregate purchase price of $25,000, or approximately $0.003 per share. On December 14, 2021, the Company effected a share capitalization of 766,666 Class B Ordinary Shares, resulting in the Sponsor holding an aggregate of 8,433,333 Class B Ordinary Shares.

On December 17, 2021, the Company consummated its initial public offering (“IPO”) of 25,000,000 units at $10.00 per unit. Each unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” and together with Class B Ordinary Shares, the “Ordinary Shares”) and one-half of one redeemable warrant (the “public warrants”), each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. Simultaneously with the consummation of the IPO, the Company completed the private placement of 1,140,000 private placement units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit to the Sponsor, Cantor Fitzgerald & Co. (“Cantor”) and Moelis & Company Group, LP (“Moelis LP”), an affiliate of Moelis & Company, LLC, generating gross proceeds to the Company of $11,400,000. Following the closings of the IPO and the private placement, a total of $255,000,000, comprised of proceeds from the IPO and sale of the Private Placement Units, was placed in a U.S.-based trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company (“Continental”), acting as trustee, and currently held at Bank of America.

On January 14, 2021, the Sponsor forfeited 100,000 Class B Ordinary Shares due to the partial exercise of the underwriters’ over-allotment option on the IPO, resulting in the Sponsor holding an aggregate of 8,333,333 Class B Ordinary Shares.

While the Company is working toward identifying potential targets to consummate an initial business combination, the Board has determined that there may not be sufficient time before June 17, 2023 to complete such initial business combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to the Extended Date or up to the Additional Extension Date (each as defined below).

Additionally, the Company believes that the Redemption Limitation (as defined below) is no longer needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal (as defined below) to facilitate the consummation of a proposed initial business combination.

Furthermore, the Company believes that providing holders of Class B Ordinary Shares with the right to convert such Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the consummation of the Company’s initial business combination will provide holders of Class B Ordinary Shares with the flexibility to assist the Company in retaining investors and meeting the listing requirements of its Class A Ordinary Shares, if necessary or desirable, in connection with the Extension and the consummation of an initial business combination. Thus, the Company is presenting the Optional Conversion Amendment Proposal (as defined below) to facilitate consummation of such initial business combination.

What is being voted on?

You are being asked to vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”):

1.      as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Part 1 of Annex A of this proxy statement to extend the date by which the Company must (1) consummate an initial business combination or (2) (i) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Class A Ordinary Shares included as part of the units sold in the IPO, from June 17, 2023 to December 17, 2023 (the “Extended Date”) and to allow the Board, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to six times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to June 17, 2024 (the “Additional Extension Date” and together with the Extended Date the “Extension” and such proposal, the “Extension Proposal”);

2.      as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Part 2 of Annex A of this proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Charter the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.      as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Part 3 of Annex A of this proxy statement to provide for the right of a holder of the Company’s Class B Ordinary Shares, to convert such Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder (the “Optional Conversion Amendment” and such proposal, the “Optional Conversion Amendment Proposal”); and

4.      as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

You are not being asked to vote on an initial business combination at this time.    If the Extension is implemented and you do not elect to redeem your public shares, you will retain the rights to vote on an initial business combination if and when it is submitted to shareholders and to redeem your public shares for cash in connection with a shareholder vote to approve an initial business combination or in the event the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of the Board. Scott Painter and Kash Sheikh have been designated as proxies by the Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of the Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary

General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Extraordinary General Meeting?

The Extraordinary General Meeting will be held at 11:00 a.m., Pacific Time, on June 14, 2023, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301, or virtually via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/evemobility/2023. The Extraordinary General Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. The Company encourages you to access the Extraordinary General Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Extraordinary General Meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension Proposal?

The Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date or the Additional Extension Date, as applicable. The Extension would give the Company the opportunity to complete its initial business combination.

The Charter currently provides that if the Company does not complete an initial business combination by June 17, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish holders of public shares’ (“public shareholders”) rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act (as amended) of the Cayman Islands (the “Companies Act”) to provide for claims of creditors and other requirements of applicable law.

The Company believes that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. However, the Company believes that given its expenditure of time, effort and money on pursuing an initial business combination and the belief that an initial business combination is in the best interests of the Company and its shareholders, the Extension is warranted.

In connection with the Extension, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with a shareholder vote to approve an initial business combination. Assuming the Extension Proposal is approved, the Company will have until the Extended Date or the Additional Extension Date, as applicable, to complete an initial business combination, unless the Company obtains any additional extension.

The Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should elect to redeem your public shares.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

Why should I vote to approve the Redemption Limitation Amendment Proposal?

As discussed above, the Board believes the opportunity to consummate an initial business combination is in the best interests of the Company and its shareholders. In connection with the Extension, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. Unless the Redemption Limitation Amendment Proposal is approved, the Company will not proceed with the Extension if redemptions of the Company’s public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, the Company makes it more likely that it will proceed with the Extension and have the opportunity to consummate an initial business combination.

If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination the Company may propose. Assuming the Extension Proposal is approved, the Company will have until December 17, 2023 to consummate an initial business combination (without giving effect to the Board’s option, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after December 17, 2023 up to six times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to June 17, 2024).

What vote is required to approve the Redemption Limitation Amendment Proposal?

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

Why should I vote to approve the Optional Conversion Amendment Proposal?

The Board believes the opportunity to consummate an initial business combination is in the best interests of the Company and its shareholders. The purpose of the Optional Conversion Amendment Proposal is to provide the holders of Class B Ordinary Shares with the flexibility to assist the Company in retaining investors and meeting the listing requirements of its Class A Ordinary Shares, if necessary or desirable, in connection with the Extension and the consummation of an initial business combination.

What vote is required to approve the Optional Conversion Amendment Proposal?

Approval of the Optional Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

How do the Company insiders intend to vote their shares?

The Sponsor and the Company’s directors and officers and their permitted transferees (collectively, the “Initial Shareholders”) are expected to vote any Ordinary Shares over which they have voting control in favor of the Extension Proposal, the Redemption Limitation Amendment Proposal, the Optional Conversion Amendment Proposal and, if presented, the Adjournment Proposal.

The Initial Shareholders are not entitled to redeem any Ordinary Shares held by them. On the record date, the Initial Shareholders beneficially owned and were entitled to vote 9,316,190 Ordinary Shares, which represents approximately 27% of the Company’s issued and outstanding Ordinary Shares.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.46 per share, based on the amounts held in the Trust Account as of March 31, 2023); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, shares purchased by the persons described above would not be permitted to be voted for the Extension Proposal at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of the Company’s securities and the number of beneficial holders of the Company’s securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of the Company’s securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

Who is the Company’s Sponsor?

The Company’s Sponsor is EVe Mobility Sponsor LLC, a Cayman Islands limited liability company. The Sponsor currently owns an aggregate of 9,316,190 Ordinary Shares, which consists of 8,333,333 Class B Ordinary Shares and 982,857 Class A Ordinary Shares underlying the Private Placement Units held by the Sponsor. The Sponsor is controlled by a board of managers comprised of Scott Painter, the Company’s Chief Executive Officer and Chairman of the Board, Kashif Sheikh, the Company’s Chief Financial Officer, and Maximilian Staedtler, managing director of 10X Capital, a member of the Sponsor. Each of the Company’s directors and officers is a U.S. citizen.

What if I want to vote against or don’t want to vote for any of the Proposals presented at the Extraordinary General Meeting?

If you do not want any of the Proposals to be approved, you must abstain, not vote or vote against such Proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date and up until the Additional Extension Date, if applicable, as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by June 17, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Initial Shareholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares or Private Placement Units, or any Class A Ordinary Shares issued upon conversion of Class B Ordinary Shares in accordance with the Optional Conversion Amendment, in the event the Optional Conversion Amendment is implemented, held by it or them, as applicable, if the Company fails to complete an initial business combination by June 17, 2023, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares, except for any Class A Ordinary Shares issued upon conversion of Class B Ordinary Shares in accordance with the Optional Conversion Amendment, if implemented, they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by June 17, 2023. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

What happens if the Redemption Limitation Amendment Proposal is not approved?

If the Extension Proposal is approved but the Redemption Limitation Amendment Proposal is not approved, the Company will not redeem public shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and the Company receives notice of redemptions of public shares approaching or in excess of the Redemption Limitation, the Company and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid exceeding the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because the

Company does not take action to increase its net tangible assets or because its attempt to do so is not successful, then the Company will not proceed with the Extension and the Company will not redeem any public shares in connection with the Extension Proposal, and the public shareholders will retain their shares and redemption rights.

What happens if the Optional Conversion Amendment Proposal is not approved?

The Board will abandon the Optional Conversion Amendment if its shareholders do not approve the Optional Conversion Amendment Proposal. If the Optional Conversion Amendment Proposal is not approved, the Company believes it may reduce the Company’s flexibility to maintain a listing of its Class A Ordinary Shares.

If the Extension Proposal is approved, what happens next?

The Company is continuing its efforts to complete an initial business combination. The Company is seeking approval of the Extension Proposal because the Company may not be able to complete an initial business combination prior to June 17, 2023. If the Extension Proposal is approved, the Company expects to continue evaluating initial business combination opportunities in pursuit of entering into a business combination agreement and seeking shareholder approval an initial business combination. If shareholders approve such initial business combination, the Company expects to consummate the initial business combination as soon as possible following such shareholder approval and satisfaction of any other conditions to the consummation of the initial business combination.

Upon approval of the Extension Proposal by the holders of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting, the Company will file a notice of the special resolution amending the Charter with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Part 1 of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded.

If the Extension Proposal is approved, any removal from the Trust Account of any amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor through the Class B Ordinary Shares.

If the Extension is implemented, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space and secretarial and administrative services provided to members of the Company’s management team until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation, pursuant to the Administrative Services Agreement, dated as of December 14, 2021, by and between the Company and the Sponsor (the “Administrative Services Agreement”).

If the Optional Conversion Amendment Proposal is approved what happens next?

If the Optional Conversion Amendment Proposal is approved, it will permit holders of Class B Ordinary Shares to convert such Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder. It will also provide further flexibility to meet the listing requirements of the Class A Ordinary Shares, which the Company believes will be useful in helping the Company complete an initial business combination.

Where will I be able to find the voting results of the Extraordinary General Meeting?

The Company will announce preliminary voting results at the Extraordinary General Meeting. The Company will also disclose voting results in a Current Report on Form 8-K that it will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to the Company in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, the Company will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

If I do not elect to redeem my public shares in connection with the Extraordinary General Meeting, would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination, if and when it is submitted to shareholders. Whether or not you vote in favor of an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in the Charter.

How do I change my vote?

Shareholders may send a later-dated, signed proxy card to the Company at 4001 Kennett Pike, Suite 302, Wilmington, DE 19807, attn.: Chief Financial Officer, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on June 14, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Financial Officer at the above address, which must be received prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the Proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The Company believes that each of the Proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all Proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under the Charter and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes that each Proposal to be presented at the Extraordinary General Meeting is a “nondiscretionary” matter.

Who can vote at the Extraordinary General Meeting?

Holders of the Company’s Ordinary Shares as of the close of business on May 8, 2023, the record date, are entitled to vote at the Extraordinary General Meeting. As of the record date, there were 34,473,333 Ordinary Shares issued and outstanding, consisting of 26,140,000 Class A Ordinary Shares and 8,333,333 Class B Ordinary Shares. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of the shareholders except as required by law. The Initial Shareholders own all of the Company’s issued and outstanding Class B Ordinary Shares, constituting approximately 24.2% of the Company’s issued and outstanding Ordinary Shares.

Registered Shareholders.    If the Company’s shares are registered directly in your name with the Company’s transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders.    If the Company’s shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, shareholders who hold their shares through a broker, bank or other nominee are referred to as “street name shareholders.”

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, the Board has determined that each of the Proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the Proposals.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the Proposals?

The Sponsor and the Company’s directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B Ordinary Shares, Class A ordinary shares contained in the Private Placement Units, warrants contained in the Private Placement Units that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any dissenter’s or appraisal or similar rights for dissenting shareholders?

Neither the Companies Act nor the Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the Proposals. Accordingly, the Company’s shareholders will have no right to dissent and obtain payment for their shares.

What happens to the Company’s warrants if the Extension Proposal is not approved?

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by June 17, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete an initial business combination by June 17, 2023.

What happens to the Company’s warrants if the Extension Proposal, the Redemption Limitation Amendment Proposal and the Optional Conversion Amendment Proposal are approved?

If the Extension Proposal, the Redemption Limitation Amendment Proposal and the Optional Conversion Amendment Proposal are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date and up until the Additional Extension Date, as applicable, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

The funds in the Trust Account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1944, as amended (the “Investment Company Act”).

On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies (“SPACs”), like the Company, could become subject to regulation under the Investment Company Act. The SEC’s proposed rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than eighteen (18) months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than twenty-four (24) months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to SPACs, including a company like the Company, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. It is also possible that the investment of funds from the IPO during the Company’s life as a blank check company, and the earning and use of interest from such investment, both of which will likely continue until the Company consummates an initial business combination, could increase the likelihood of the Company being found to have been operating as an unregistered investment company more than if the Company sought to potentially mitigate this risk by holding such funds as cash.

However, to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may, and likely will, on or shortly prior to the 24-month anniversary of the effective date of the registration statement filed in connection with the IPO (the “IPO Registration Statement”), should the Company continue to exist to such date, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account until the earlier of consummation of the Company’s initial business combination or liquidation. Interest on such demand deposit accounts is variable, and the Company cannot assure you that such rate of interest will not decrease or increase significantly. As a result, following such liquidation, the Company may receive less interest on the funds held in the Trust Account, which would reduce the dollar amount public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, the Company may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that the Company may be considered an unregistered investment company, in which case it may be required to liquidate. For more information, see the section entitled “Risk Factors — If the Company is deemed to be an investment company for purposes of the Investment Company Act, it may be forced to abandon its efforts to consummate an initial business combination and instead be required to liquidate the Company. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the IPO Registration Statement, the Company will instruct Continental to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in an interest-bearing demand deposit account. Interest on such demand deposit accounts is variable, and the Company cannot assure you that such rate will not decrease or increase significantly. As a result, following such liquidation, the Company may receive less interest on the funds held in the Trust Account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.”

How do I vote?

If you are a holder of record of Ordinary Shares on May 8, 2023, the record date for the Extraordinary General Meeting, you may vote in person or by virtual attendance at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

How do I redeem my Ordinary Shares?

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if either of the Extension Proposal or the Redemption Limitation Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     hold public shares or, if you hold public shares as part of units, elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on June 12, 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”). In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal.

Based upon the amount held in the Trust Account as of March 31, 2023, which was approximately $261,423,565, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.46 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on March 31, 2023 was $10.44. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Morrow a fee of $25,000, plus associated disbursements for the Extraordinary General Meeting, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The Company’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the Proposals, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, you should contact:

EVe Mobility Acquisition Corp
4001 Kennett Pike, Suite 302
Wilmington, DE 19807
Telephone: (302) 273-0014

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: EVE.info@investor.morrowsodali.com

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on June 12, 2023 (two business days prior to the vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
E-mail: mzimkind@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on April 14, 2023, and in other reports the Company files with the SEC before making a decision to vote on the Proposals described in this proxy statement or to invest in the Company’s securities. Furthermore, if any of the following events occur, the Company’s business, financial condition and operating results may be materially adversely affected or the Company could face liquidation. In that event, the trading price of the Company’s securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones the Company faces. Additional risks and uncertainties that the Company is unaware of, or that the Company currently believes are not material, may also become important factors that adversely affect the Company’s business, financial condition and operating results or result in the Company’s liquidation.

There are no assurances that the Extension will enable the Company to complete an initial business combination.

Approving the Extension Proposal involves a number of risks. Even if the Extension Proposal is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date or the Additional Extension Date, as applicable. The Company’s ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond its control. If the Extension Proposal is approved, the Company expects to seek shareholder approval of an initial business combination. The Company is required to offer shareholders the opportunity to redeem shares in connection with the Extension Proposal and the Redemption Limitation Amendment Proposal and will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension Proposal or an initial business combination is approved by the Company’s shareholders, it is possible that redemptions will leave the Company with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that the Company will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, the Company’s shareholders may be unable to recover their investment except through sales of the Company’s shares on the open market. The price of the Company’s shares may be volatile, and there can be no assurance that shareholders will be able to dispose of such shares at favorable prices, or at all.

If the Extension Proposal is not approved, the Company will be required to cease all operations on June 17, 2023, except for the purposes of winding up, and would redeem its public shares and liquidate, in which case the Company’s public shareholders may receive only $10.46 per share, or less than such amount in certain circumstances, and will forgo any of the potential benefits from a completed initial business combination, including potential share price appreciation and the ability to exercise the Company’s warrants.

If the Extension Proposal is not approved, the Company will (i) cease all operations on June 17, 2023, except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. In such case, the public shareholders may receive only $10.46 per share on the redemption of their shares (based on the amount held in the Trust Account as of March 31, 2023 and assuming the Extension Proposal is not approved). Additionally, if the Extension Proposal is not approved, you will forgo any of the potential benefits that could have been realized from a completed initial business combination resulting in owning shares in a successor operating business, including the potential appreciation in the value of the Company’s public shares and warrants following such a transaction, and the Company’s warrants would expire worthless. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants.

In the event the Extension Proposal and/or the Redemption Limitation Amendment Proposal is approved and the Company amends the Charter, the New York Stock Exchange may delist the Company’s securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in the Company’s securities and subject the Company to additional trading restrictions.

The Company’s Class A Ordinary Shares, public warrants and units are listed on the New York Stock Exchange (“NYSE”). The Company is subject to compliance with NYSE’s continued listing requirements in order to maintain the listing of its securities on NYSE. Such continued listing requirements for the Class A Ordinary Shares include:

•        maintaining an average aggregate global market capitalization of at least $50,000,000 or an average aggregate global market capitalization attributable to publicly-held Class A Ordinary Shares of at least $40,000,000, excluding Class A Ordinary Shares held by the Company’s directors, officers, or their immediate families and other concentrated holdings of ten percent or greater, in each case measured over thirty consecutive trading days;

•        300 public shareholders; and

•        600,000 publicly-held Class A Ordinary Shares.

The Company expects that if the Class A Ordinary Shares fail to meet NYSE’s continued listing requirements, the Company’s units will also fail to meet NYSE’s continued listing requirements for those securities. The Company cannot assure you that any of its Class A Ordinary Shares or units will be able to meet any of NYSE’s continued listing requirements following any shareholder redemptions of its public shares in connection with the amendment of the Charter pursuant to the Extension Proposal and/or the Redemption Limitation Amendment Proposal. If the Company’s securities do not meet NYSE’s continued listing requirements, NYSE may delist the Company’s securities from trading on its exchange. If NYSE delists any of the Company’s securities from trading on its exchange and the Company is not able to list such securities on another national securities exchange, the Company expects such securities could be quoted on an over-the-counter market. If this were to occur, the Company could face significant material adverse consequences, including:

•        a limited availability of market quotations for the Company’s securities;

•        reduced liquidity for the Company’s securities;

•        a determination that the Class A Ordinary Shares are a “penny stock” which will require brokers trading in Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for the Company’s securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” The Company’s Class A Ordinary Shares and units qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While the Company is not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if the Company was no longer listed on NYSE, the Company’s securities would not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.

The Company’s ability to complete an initial business combination with a U.S. target company may be impacted if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), and ultimately prohibited.

The Sponsor is a Cayman Islands limited liability company. Although entities organized in non-U.S. jurisdictions such as the Cayman Islands are sometimes considered “foreign persons” under the regulations administered by CFIUS, the Company believes the Sponsor would not be considered a foreign person because it is ultimately controlled and majority-owned by U.S. nationals.

In the event the Sponsor is considered a foreign person, however, the Company could also be considered a foreign person and would continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over the Company for purposes of CFIUS’s regulations. The Company could likewise be considered a foreign person if a foreign investor acquires a significant interest in the Company and is viewed as having the ability to exercise control over the Company. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which includes controlling investments as well as certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. If the Company’s potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, the Company may determine that it is required to make a mandatory filing or that it will submit a voluntary filing to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to delay the initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or recommend that the U.S. president block the initial business combination or order the Company to divest all or a portion of a U.S. business of the combined company, which may limit the attractiveness of or prevent the Company from pursuing certain initial business combination opportunities that it believes would otherwise be beneficial to the Company and its shareholders. As a result, the pool of potential targets with which the Company could complete an initial business combination may be impacted, and it may be adversely affected in terms of competing with other SPACs which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and the Company has limited time to complete its initial business combination. If the Company cannot complete its initial business combination by June 17, 2023 or by the Extended Date or the Additional Extension Date, as applicable, if the Extension Proposal is approved, or such later date that may be approved by the Company’s shareholders, because the review process extends beyond such timeframe or because the initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, the Company may be required to liquidate. If the Company liquidates, its public shareholders may only receive approximately $10.46 per share (based on the amount held in the Trust Account as of March 31, 2023 and assuming the Extension Proposal is not approved), and the Company’s warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Company is deemed to be an investment company for purposes of the Investment Company Act, it may be forced to abandon its efforts to consummate an initial business combination and instead be required to liquidate the Company. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the IPO Registration Statement, the Company will instruct Continental to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in an interest-bearing demand deposit account. Interest on such demand deposit accounts is variable, and the Company cannot assure you that such rate will not decrease or increase significantly. As a result, following such liquidation, the Company may receive less interest on the funds held in the Trust Account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), relating, among other things, to circumstances in which SPACs, such as the Company, could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC that has not entered into a definitive agreement within 18 months after the effective date of the registration statement relating to its initial public offering or that does not consummate its initial business combination within 24 months after such date. The Company cannot assure you that it will be able to enter into a definitive agreement within 18 months after the effective date of its IPO Registration Statement or that it would be able to consummate an initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company if the Company has not consummated an initial business combination within 24 months after the effective date of the IPO Registration Statement. If the Company were deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to consummate an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of the Company’s shares and warrants following such a transaction, and the Company’s warrants would expire worthless.

The funds in the Trust Account have, since the IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. However, to mitigate the risk of the Company being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company will, on or shortly prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct its transfer agent, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account until the earlier of consummation of an initial business combination or liquidation. Interest on such demand deposit accounts is variable, and the Company cannot assure you that such rate will not decrease or increase significantly. As a result, following such liquidation, the Company may receive less interest on the funds held in the Trust Account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, the Company may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate. Accordingly, the Company may determine, in its discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in an interest-bearing demand deposit account until the earlier of consummation of an initial business combination or liquidation. Interest on such demand deposit accounts is variable, and the Company cannot assure you that such rate will not decrease or increase significantly. As a result, following such liquidation, the Company may receive less interest on the funds held in the Trust Account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy on June 14, 2023, at 11:00 a.m., Pacific Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301, or virtually via live webcast at https://www.cstproxy.com/evemobility/2023, to consider and vote upon the Proposals to be put to the Extraordinary General Meeting. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP.

At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Part 1 of Annex A of this proxy statement to extend the date by which the Company must (1) consummate an initial business combination or (2) (i) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Class A Ordinary Shares included as part of the units sold in the IPO, from June 17, 2023 to December 17, 2023 and to allow the Board, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after December 17, 2023 up to six times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to June 17, 2024;

2.      Proposal No. 2 — The Redemption Limitation Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Part 2 of Annex A of this proxy statement to eliminate from the Charter the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than the Redemption Limitation. The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.      Proposal No. 3 — The Optional Conversion Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Part 3 of Annex A of this proxy statement to provide for the right of a holder of Class B Ordinary Shares to convert such Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder; and

4.      Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on May 8, 2023, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 34,473,333 Ordinary Shares issued and outstanding, including 26,140,000 Class A Ordinary Shares (including 25,000,000 Class A Ordinary Shares issued in connection with the IPO and 1,140,000 Class A Ordinary Shares held by the Sponsor and Cantor through the Private Placement Units purchased simultaneously with the consummation of the IPO) and 8,333,333 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the Proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under the Charter and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.” Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes each Proposal constitutes a “non-discretionary” matter.

Votes Required

Approval of each of the Extension Proposal, the Redemption Limitation Amendment and the Optional Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If you do not want any of the Proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Voting

The Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for the Proposals or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the Proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

You can vote your shares at the Extraordinary General Meeting in person or by proxy. You may attend the Extraordinary General Meeting via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/evemobility/2023. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes each of the Proposals constitutes a “non-discretionary” matter.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact the Company’s proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing EVE.info@investor.morrowsodali.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company at 4001 Kennett Pike, Suite 302, Wilmington, DE 19807, attn.: Chief Financial Officer, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on June 14, 2023) or attend the Extraordinary General Meeting in person or virtually and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Financial Officer at the address above, which must be received prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy at 11:00 a.m., Pacific Time, on June 14, 2023, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301, or virtually via live webcast online at https://www.cstproxy.com/evemobility/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. The Company has engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Morrow a fee of $25,000, plus associated disbursements for the Extraordinary General Meeting, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The Company’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: EVE.info@investor.morrowsodali.com

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of the Company’s outstanding Ordinary Shares is deemed necessary, the Company (through its directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Neither the Companies Act nor the Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the Proposals. Accordingly, the Company’s shareholders will have no right to dissent and obtain payment for their shares.

Shareholder Proposals

No business may be transacted at any annual general meeting or extraordinary general meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

The Company’s principal executive offices are located at 4001 Kennett Pike, Suite 302, Wilmington, DE 19807. The Company’s telephone number is (302) 273-0014. The Company’s corporate website address is https://www.evemobility.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

On April 7, 2021, the Sponsor purchased an aggregate of 7,187,500 Class B Ordinary Shares for an aggregate purchase price of $25,000, or approximately $0.003 per share. On December 14, 2021, the Company effected a share capitalization of 766,666 Class B Ordinary Shares, resulting in the Sponsor holding an aggregate of 8,433,333 Class B Ordinary Shares.

On December 17, 2021, the Company consummated its IPO of 25,000,000 units at $10.00 per unit. Each unit consists of one Class A Ordinary Share and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. Simultaneously with the consummation of the IPO, the Company completed the private placement of 1,140,000 Private Placement Units at a purchase price of $10.00 per Private Placement Unit to the Sponsor, Cantor and Moelis LP, generating gross proceeds to the Company of $11,400,000. Following the closings of the IPO and the private placement, a total of $255,000,000, comprised of proceeds from the IPO and sale of the Private Placement Units, was placed in the Trust Account maintained by Continental, acting as trustee.

On January 14, 2021, the Sponsor forfeited 100,000 Class B Ordinary Shares due to the partial exercise of the underwriters’ over-allotment option on the IPO, resulting in the Sponsor holding an aggregate of 8,333,333 Class B Ordinary Shares.

The Charter currently provides that if the Company does not complete an initial business combination by June 17, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Extension

The Company is proposing to amend the Charter by special resolution pursuant to an amendment to the Charter in the form set forth in Part 1 of Annex A hereof to extend the date by which the Company must (1) consummate its initial business combination or (2) (i) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Class A Ordinary Shares included as part of the units sold in the IPO, from June 17, 2023 to December 17, 2023, with optional additional extensions of up to six times by an additional month each time, at the option of the Board, until June 17, 2024.

Reasons for the Extension Proposal

The Charter currently provides that the Company has until June 17, 2023, to complete an initial business combination. While the Company is working toward identifying potential targets to consummate an initial business combination, the Board has determined that there may not be sufficient time before June 17, 2023 to complete such initial business combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to the Extended Date or up to the Additional Extension Date, as applicable.

The Charter currently provides that if the Company does not complete an initial business combination by June 17, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Company believes that the provision of the Charter described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and the belief that an initial business combination is in the best interests of the Company and its shareholders, the Extension is warranted.

The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination, if and when it is submitted to shareholders in the future, and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

The Sponsor

The Sponsor is EVe Mobility Sponsor LLC, a Cayman Islands limited liability company. The Sponsor (whose members include certain of the Company’s directors and officers) currently owns an aggregate of 9,316,190 Ordinary Shares, which consists of 8,333,333 Class B Ordinary Shares and 982,857 Class A Ordinary Shares underlying the Private Placement Units held by the Sponsor.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by June 17, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Initial Shareholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares or Private Placement Units, or any Class A Ordinary Shares issued upon conversion of Class B Ordinary Shares in accordance with the Optional Conversion Amendment, in the event the Optional Conversion Amendment is implemented, held by it or them, as applicable, if the Company fails to complete an initial business combination by June 17, 2023, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares, except for any Class A Ordinary Shares issued upon conversion of Class B Ordinary Shares in accordance with the Optional Conversion Amendment, if implemented, they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by June 17, 2023 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Proposal is Approved

If the Extension Proposal is approved, the Company will file a notice of the special resolution amending the Charter with the Cayman Registrar in the form attached as Part 1 of Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date and up to the Additional Extension Date, at the option of the Board. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date or up to the Additional Extension Date, at the option of the Board.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the rights to vote on an initial business combination if and when it is submitted to shareholders and to redeem your public shares for cash in connection with a shareholder vote to approve an initial business combination or in the event the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $261,423,565 that was in the Trust Account as of May 8, 2023. The Company may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension is implemented, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space and secretarial and administrative services provided to members of the Company’s management team until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation, pursuant to the Administrative Services Agreement.

Redemption Rights

In connection with the Extraordinary General Meeting to vote on, among other Proposals, the Extension Proposal, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date or the Additional Extension Date, as applicable.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE 12, 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash in connection with the Extraordinary General Meeting to vote on the Extension Proposal and/or the Redemption Limitation Amendment Proposal. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     hold public shares or, if you hold public shares as part of units, you elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on June 12, 2023 (two business days prior to the vote at the Extraordinary General Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC. In order to validly redeem your public shares, you must identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand to Continental. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account and to identify you as the beneficial holder in order to exercise your redemption rights.

Holders of the Company’s units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to the Company’s transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that the Company’s transfer agent return the shares (physically or electronically). You may make such request by contacting the Company’s transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Class A Ordinary Shares. Based upon the amount held in the Trust Account as of March 31, 2023, which was approximately $261,423,565, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.46 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on March 31, 2023 was $10.44. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders (as defined below) that elect to have their public shares redeemed for cash if either of the Extension Proposal or the Redemption Limitation Amendment Proposal is approved. This section applies only to U.S. Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment).

This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any state, local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes);

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of public shares (except as specifically provided below);

•        the Sponsor or its affiliates, officers or directors;

•        persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation for or in connection with the performance of services;

•        persons that hold their public shares as part of a straddle, constructive sale, hedging, wash sale, conversion or other integrated or similar transaction;

•        persons whose functional currency is not the U.S. dollar; or

•        corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the exercise of redemption rights with respect to their public shares.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

We have not sought, and do not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Redemption of Public Shares Generally

In addition to the passive foreign investment company (or “PFIC”) considerations discussed below under the section entitled “— PFIC Considerations,” the U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

The redemption of public shares will generally qualify as a sale of public shares (rather than a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in EVe or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. Whether a redemption of public shares qualifies for sale treatment under these tests, which are explained more fully below, depends largely on the total amount of shares in EVe held or treated as held (including under the constructive ownership rules discussed below) by the redeemed U.S. Holder before and after the redemption relative to all of the shares outstanding before and after the redemption.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only public shares actually owned by the U.S. Holder, but also public shares that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of warrants.

In order to meet the substantially disproportionate test, the percentage of EVe’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of shares of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of EVe’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in EVe actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in EVe actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of EVe shares (including any shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in EVe. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in EVe will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares in EVe constructively owned by the U.S. Holder.

Taxation of Redemption Treated as a Distribution.

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Redemptions of Public Shares Generally,” the amount of cash received in the redemption will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from EVe’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) public shares are readily tradable on an established securities market in the United States or (ii) public shares are eligible for the benefits of an applicable income tax treaty, in each case provided that EVe is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2022 (and, depending on the timing and details of a potential business combination, may be a PFIC for our current taxable year ending December 31, 2023), it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.

Distributions in excess of EVe’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its shares of public shares on a per-share basis. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale.”

Taxation of Redemption Treated as a Sale

Subject to the discussion below under the section entitled “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Redemptions of Public Shares Generally,” a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. A U.S. holder’s adjusted tax basis in its public shares will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to such shares that are treated as returns of capital.

Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the public shares so disposed of exceeds one year. However, it is unclear whether the redemption rights included in the public shares may suspend the running of the holding period prior to the termination of such rights. Long-term capital gains recognized by non-corporate U.S. Holders will generally be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets.

PFIC Status of EVe

Based upon the composition of its income and assets, it is likely that EVe was a PFIC for its prior taxable year ended December 31, 2022. Although it is expected that Eve will also be a PFIC for its current taxable year ending December 31, 2023, a determination of PFIC status depends on facts that may not be known until the close of the taxable year, including whether EVe completes a business combination prior to the end of such year. Accordingly, there can be no assurances with respect to EVe’s PFIC status for such year. Even if EVe is not a PFIC for its current taxable year, a determination that it was a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held EVe’s securities during such prior taxable years, absent certain elections described below.

Effects of PFIC Rules on the Redemption

If EVe has been classified as a PFIC at any time during a U.S. Holder’s holding period in its public shares, and the U.S. Holder has not timely made (a) a “qualified electing fund” election (or “QEF Election”) for the first taxable year in which the U.S. Holder owned such public shares or in which EVe was a PFIC, whichever is later (or a QEF Election along with a purging election), or (b) a “mark to market” election with respect to such public shares, then such holder will generally be subject to special rules with respect to:

•        any gain recognized by the U.S. Holder on the sale or other disposition of its public shares; and

•        any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its public shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such shares).

Under these rules:

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s public shares;

•        the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which EVe was a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:

“49.7     In the event that the Company does not consummate a Business Combination on or before (i) December 17, 2023 or (ii) June 17, 2024, in the event that the Directors resolve by resolutions of the Board, to extend the amount of time to complete a Business Combination for up to six (6) times for an additional one (1) month each time, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

Vote Required for Approval

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. If the Extension Proposal is not approved and the Company does not consummate an initial business combination by June 17, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Extension Proposal. On the record date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate 9,316,190 Ordinary Shares (which consists of 8,333,333 Class B Ordinary Shares and 982,857 Class A Ordinary Shares underlying the Private Placement Units held by the Sponsor), constituting approximately 27% of the Company’s issued and outstanding Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.46 per share, based on the amounts held in the Trust Account as of March 31, 2023); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension Proposal at the Extraordinary General Meeting and could decrease the chances that the Extension Proposal would be approved. In addition, if such purchases are made, the public “float” of the Company’s securities and the number of beneficial holders of the Company’s securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of the Company’s securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the Extension Proposal is not approved and the Company does not consummate an initial business combination by June 17, 2023, the 8,333,333 Class B Ordinary Shares held by the Sponsor (whose members include certain of the Company’s directors and officers) will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the private placement warrants underlying the 982,857 Private Placement Units held by the Sponsor;

•        In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•        All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension Proposal is not approved and no initial business combination is completed by June 17, 2023, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter; and

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension Proposal is not approved and the Company does not consummate an initial business combination by June 17, 2023, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The Redemption Limitation Amendment Proposal asks the Company’s shareholders to amend the Charter pursuant to an amendment to the Charter in the form set forth in Part 2 of Annex A of the accompanying proxy statement to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

The Board believes the opportunity to consummate an initial business combination is in the best interests of the Company and its shareholders. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate an initial business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of such initial business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the Charter would prevent the Company from being able to consummate such initial business combination even if all other conditions to closing were met.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, the Company will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and the Company receives notice of redemptions of public shares approaching or in excess of the Redemption Limitation, the Company and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid exceeding the Redemption Limitation.

If the Redemption Limitation Amendment Proposal is Approved

If the Redemption Limitation Amendment Proposal is approved, the Company will file a notice of the special resolution amending the Charter with the Cayman Registrar in the form attached as Part 2 of Annex A hereto to eliminate the Redemption Limitation from the Charter.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

RESOLVED, as a special resolution that:

(a)     the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.2 in its entirety and the insertion of the following language in its place:

“Prior to the consummation of a Business Combination, the Company shall either:

(a)     submit such Business Combination to its Members for approval; or

(b)    provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

(b)    the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.4 in its entirety and the insertion of the following language in its place:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”

(c)     the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.5 in its entirety and the insertion of the following language in its place:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, within two Business Days prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.”

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.

The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal. On the record date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate 9,316,190 Ordinary Shares (which consists of 8,333,333 Class B Ordinary Shares and 982,857 Class A Ordinary Shares underlying the Private Placement Units held by the Sponsor), constituting approximately 27% of the Company’s issued and outstanding Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Redemption Limitation Amendment Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE Redemption Limitation Amendment Proposal.

PROPOSAL NO. 3 — THE OPTIONAL CONVERSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to allow the Company to provide for the right of a holder of the Company’s Class B Ordinary Shares to convert such Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder.

Upon conversion of the Class B Ordinary Shares to Class A Ordinary Shares, such Class A Ordinary Shares converted from Class B Ordinary Shares shall not be entitled to receive funds from the Trust Account through redemptions or otherwise pursuant to the terms of the Letter Agreement, dated as of December 14, 2021, entered into by and among the Company, each of its officers and directors and the Sponsor in connection with the IPO (the “Letter Agreement”). Additionally, the Class A Ordinary Shares converted from Class B Ordinary Shares will be subject to all of the restrictions applicable to Class B Ordinary Shares under the terms of the Letter Agreement, including the prohibition on transferring, assigning or selling Class B Ordinary Shares until the consummation of the Company’s initial business combination.

Reasons for the Optional Conversion Amendment Proposal

The Charter provides that Class B Ordinary Shares automatically convert into Class A Ordinary Shares on a one-for-one basis, concurrently with or immediately following the consummation of an initial business combination. The purpose of the Optional Conversion Amendment Proposal is to provide holders of Class B Ordinary Shares with the flexibility to assist the Company in retaining investors and meeting the listing requirements of its Class A Ordinary Shares, if necessary or desirable, in connection with the Extension and the consummation of an initial business combination.

If the Optional Conversion Amendment Proposal is Not Approved

If the Optional Conversion Amendment Proposal is not approved, holders of Class B Ordinary Shares will not be able to convert such Class B Ordinary Shares to Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder. If the Optional Conversion Amendment Proposal is not approved, the Company believes it may reduce the Company’s flexibility to maintain a listing of its Class A Ordinary Shares.

If the Optional Conversion Amendment Proposal is Approved

If the Optional Conversion Amendment Proposal is approved, the Company will file a notice of the special resolution amending the Charter with the Cayman Registrar in the form of Part 3 of Annex A hereto to allow holders of Class B Ordinary Shares to convert such Class B Ordinary Shares to Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

RESOLVED, as a special resolution that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.10 in its entirety and the insertion of the following language in its place:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Directors shall not issue additional Shares or any other securities that would entitle the holders thereof to (i) receive funds from the Trust Account; or (ii) vote as a class with Public Shares on a Business Combination.”

Vote Required for Approval

The approval of the Optional Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Extraordinary General Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Optional Conversion Amendment Proposal.

The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Optional Conversion Amendment Proposal. On the record date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate 9,316,190 Ordinary Shares (which consists of 8,333,333 Class B Ordinary Shares and 982,857 Class A Ordinary Shares underlying the Private Placement Units held by the Sponsor), constituting approximately 27% of the Company’s issued and outstanding Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Optional Conversion Amendment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Optional Conversion Amendment Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE OPTIONAL CONVERSION Amendment Proposal.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other Proposals, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal, the Board will approve and declare advisable adoption of the Adjournment Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to the Company as of April 28, 2023, with respect to the Company’s Ordinary Shares held by:

•        each person known by the Company to be the beneficial owner of more than 5% of the Company’s Ordinary Shares;

•        each of the Company’s executive officers and directors; and

•        all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 34,473,333 Ordinary Shares outstanding as of April 28, 2023, including 26,140,000 Class A Ordinary Shares and 8,333,333 Class B Ordinary Shares. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying the Company’s outstanding warrants because such securities are not exercisable within 60 days of April 28, 2023.

	Class A Ordinary Shares		Class B Ordinary Shares(1)
Name and Address of Beneficial Owner(2)	Beneficially Owned	Percentage of Class	Beneficially Owned	Percentage of Class
EVe Mobility Sponsor LLC (the Sponsor)(3)	982,857	2.9%	8,333,333	100.0%
10X Capital(4)	—	—	—	—
Scott Painter(4)	—	—	—	—
Georg Bauer(4)	—	—	—	—
Jim Nguyen(4)	—	—	—	—
Kash Sheikh(4)	—	—	—	—
Sue Callaway(4)(5)	—	—	—	—
Carla Bailo(4)(5)	—	—	—	—
James G. Ellis(4)(5)	—	—	—	—
All directors and officers as a group (7 individuals)	982,857	2.9%	8,333,333	100.0%
Saba Capital Management, L.P.(6)	1,834,914	5.3%	—	—
Cantor Fitzgerald Securities(7)	1,984,999	5.8%	—	—
Highbridge Capital Management, LLC(8)	1,481,524	4.3%	—	—

____________

(1)      Interests shown consist of Class B Ordinary Shares. Such Class B Ordinary Shares will automatically convert into Class A Ordinary Shares at the time of an initial business combination on a one-for-one basis, subject to adjustment.

(2)      Unless otherwise noted, the business address of each of the entities, directors and executives in this table is c/o EVe Mobility Acquisition Corp, 4001 Kennett Pike, Suite 302, Wilmington, DE 19807.

(3)      Represents the Class B Ordinary Shares directly held by the Sponsor. The Sponsor is controlled by a board of managers comprised of Scott Painter, Kash Sheikh and Maximilian Staedtler. None of Scott Painter, Kash Sheikh and Maximilian Staedtler exercises voting or dispositive control over any of the securities held by the Sponsor and, accordingly, none of them will be deemed to have or share beneficial ownership in such shares.

(4)      Does not include any shares indirectly owned as a result of a membership interest in the Sponsor.

(5)      Holds an indirect interest in 50,000 Class B Ordinary Shares.

(6)      Shares beneficially owned are based on Schedule 13G/A filed with the SEC on February 14, 2023, by Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”) and Mr. Boaz R. Weinstein, which information has not been independently confirmed. Each of Saba Capital, Saba GP and Mr. Weinstein has shared voting and dispositive power with respect to 1,834,914 Class A Ordinary Shares. The address of each shareholder, as reported in the Schedule 13G/A, is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(7)      Shares beneficially owned are based on Schedule 13G/A filed with the SEC on February 14, 2023, by Cantor Fitzgerald Securities (“CFS”) and Cantor Fitzgerald & Co. (“CF&CO”), with respect to the Class A Ordinary Shares each of CFS and CF&CO directly owns, which information has not been independently confirmed. Cantor Fitzgerald, L.P. (“Cantor”), indirectly, holds a majority of the ownership interests of each CFS and CF&CO. CF Group Management, Inc. (“CFGM”), is the managing general partner of Cantor and directly, or indirectly, controls the managing general partners of CFS and CF&CO. Mr. Lutnick is Chairman and Chief Executive of CFGM and trustee of CFGM’s sole stockholder. As such, each of Cantor, CFGM and Mr. Lutnick may be deemed to have beneficial ownership of the securities directly held by CFS and CF&CO. CFS owns 1,874,999 Class A Ordinary Shares and CF&CO owns 110,000 Class A ordinary shares, and each of CFS and CF&CO has shared voting and dispositive power with respect to their respective Class A Ordinary Shares. Each of Cantor, CFGM and Mr. Lutnick has shared voting and dispositive power with respect to 1,984,999 Class A Ordinary Shares. The address of each shareholder, as reported in the Schedule 13G/A, is 110 East 59th Street, New York, New York 10022.

(8)      Shares beneficially owned are based on Schedule 13G filed with the SEC on February 2, 2023, by Highbridge Capital Management, LLC, a Delaware limited liability company (“Highbridge”), and the investment adviser to certain funds and accounts (the “Highbridge Funds”), with respect to the Class A Ordinary Shares directly held by the Highbridge Funds, which information has not been independently confirmed. Highbridge has shared voting and dispositive power with respect to 1,481,524 Class A Ordinary Shares. The address of the shareholder, as reported in the Schedule 13G, is 277 Park Avenue, 23rd Floor, New York, New York 10172.

The Sponsor beneficially owns approximately 27% of the Company’s issued and outstanding Ordinary Shares. Because of its ownership block, the Sponsor may be able to effectively influence the outcome of all other matters requiring approval by the Company’s shareholders, including amendments to the Charter and approval of significant corporate transactions.

SHAREHOLDER PROPOSALS

No business may be transacted at an annual general meeting, including an extraordinary general meeting in lieu of an annual general meeting, other than business that is either (i) specified in the Notice of General Meeting (or any supplement thereto) given by or at the direction of the Board or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if it believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact the Company at its offices at 4001 Kennett Pike, Suite 302, Wilmington, DE 19807, or (302) 273-0014, to inform the Company of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Proposals, you should contact the Company at the following address and telephone number:

EVe Mobility Acquisition Corp
4001 Kennett Pike, Suite 302
Wilmington, DE 19807
Telephone: (302) 273-0014

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: EVE.info@investor.morrowsodali.com

If you are a shareholder of the Company and would like to request documents, please do so by June 7, 2023 (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from the Company, it will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
May 16, 2023

Annex A

PART 1 — EXTENSION PROPOSAL

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:

“49.7  In the event that the Company does not consummate a Business Combination on or before (i) December 17, 2023 or (ii) June 14, 2024, in the event that the Directors resolve by resolutions of the Board, to extend the amount of time to complete a Business Combination for up to six (6) times for an additional one (1) month each time, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

PART 2 — REDEMPTION LIMITATION AMENDMENT PROPOSAL

RESOLVED, as a special resolution that:

(a)      the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.2 in its entirety and the insertion of the following language in its place

“Prior to the consummation of a Business Combination, the Company shall either:

(a)     submit such Business Combination to its Members for approval; or

(b)    provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

(b)      the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.4 in its entirety and the insertion of the following language in its place:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”

(c)      the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.5 in its entirety and the insertion of the following language in its place:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, within two Business Days prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person

Annex A-1

with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.”

PART 3 — OPTIONAL CONVERSION AMENDMENT PROPOSAL

RESOLVED, as a special resolution that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.10 in its entirety and the insertion of the following language in its place:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Directors shall not issue additional Shares or any other securities that would entitle the holders thereof to (i) receive funds from the Trust Account; or (ii) vote as a class with Public Shares on a Business Combination.”

Annex A-2

EVe Mobility Acquisition Corp 4001 Kennett Pike, Suite 302 Wilmington, DE 19807 NOTICE OF THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON JUNE 14, 2023 The undersigned, revoking any previous proxies relating to these shares with respect to the Extraordinary P General Meeting (the “Extraordinary General Meeting”) of shareholders of EVe Mobility Acquisition Corp, a Cayman Islands exempted company (the “Company”), will be held on June 14, 2023, at 11:00 a.m., Pacific Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo O Alto, CA 94301, or at such other time, on such other date and at such other place to which the Extraordinary X General Meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/evemobility/2023. While shareholders C are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP. The Extraordinary General R Meeting will be held to consider and vote upon the following proposals: THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR COMMON STOCK WILL BE VOTED “FOR” THE PROPOSALS ON THE REVERSE SIDE. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, 2, 3 AND 4. Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Part 1 of Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) or (2) (i) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) included as part of the units sold in the Company’s initial public offering that was consummated on December 17, 2021 (the “IPO”), from June 17, 2023 to December 17, 2023 (the “Extended Date”) and to allow the Board, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to six times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to June 17, 2024 (the “Additional Extension Date” and together with the Extended Date the “Extension” and such proposal, the “Extension Proposal”); Proposal No. 2 — The Redemption Limitation Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Part 2 of Annex A of the accompanying proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Charter the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; Proposal No. 3 — The Optional Conversion Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Part 3 of Annex A of the accompanying proxy statement to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share, of the Company (“Class B Ordinary Shares”), to convert such Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder (the “Optional Conversion Amendment” and such proposal, the “Optional Conversion Amendment Proposal”); and Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Redemption Limitation Amendment Proposal and/or the Optional Conversion Amendment Proposal or where the Board has determined before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in either case, the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting. Please mark vote as indicated in this example FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Dated:, 2023 Signature (Signature if held Jointly) Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR COMMON STOCK WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE